UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-3694
Oppenheimer Gold & Special Minerals Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: June 30
Date of reporting period: 06/30/2010

Item 1. Reports to Stockholders.
June 30, 2010 Oppenheimer Management Gold & Special Commentary and Minerals Fund Annual Report MANAGEMENT COMMENTAR Y An Interview with Your Fund’s Portfolio Manager ANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Listing of Investments Financial Statements At the 2010 Lipper Awards, Oppenheimer Gold & Special Minerals Fund’s Class A shares were ranked #1 out of 50 funds in Lipper Inc.’s Gold Oriented Funds category for the five-year period ended December 31, 2009, based on Consistent Return. See page 2 for specific information on the methodology used to determine the Lipper award rankings.

TOP HOLDINGS AND ALLOCATIONS

Top Ten Common Stock Holdings

Red Back Mining, Inc.	6.8%
Randgold Resources Ltd., ADR	4.9
Eldorado Gold Corp.	3.7
Goldcorp, Inc.	3.7
Agnico-Eagle Mines Ltd.	3.6
Barrick Gold Corp.	3.6
IAMGOLD Corp.	3.6
Newmont Mining Corp.	3.1
Franco-Nevada Corp.	2.9
Ivanhoe Mines Ltd.	2.8
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2010, and are based on net assets.
For more current Top 10 Fund Holdings, please visit www.oppenheimerfunds.com.
Regional Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2010, and are based on the total market value of investments.
6 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended June 30, 2010, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. For the 12-month period ended June 30, 2010, Oppenheimer Gold & Special Minerals Fund’s Class A shares (without sales charge) produced a return of 55.18%, and achieved higher returns than its benchmark, the MSCI World Index, which returned 10.20%. The Fund’s concentration in gold stocks strongly aided its relative performance versus the Index during the reporting period.
     The Fund benefited from the “flight to quality” among risk-averse investors, which sent gold prices and gold stock prices higher as demand intensified for a limited supply of the precious metal. Other precious metals, most notably silver and platinum, also advanced during the reporting period, but to a lesser degree than gold. Industrial metals, such as copper and steel, generally lagged precious metals as economic concerns grew.
     The Fund proved well positioned for these commodity-price trends through an emphasis on gold producers and a corresponding de-emphasis on companies specializing in industrial metals. Moreover, the Fund’s focus on mid-cap growth companies bolstered its relative performance, as companies with strong growth prospects generally fared better than their larger, slower growing counterparts. Some of the Fund’s top performers during the reporting period included mid-size gold producers such as Red Back Mining, Inc. and Eldorado Gold Corp., both based in Canada, and Centamin Egypt Ltd. in the Middle East.
     Disappointments during the reporting period were concentrated among smaller companies that did not respond as strongly as their mid-cap counterparts to rising gold prices. Laggards included Katanga Mining Ltd., which encountered regional political instability in Africa. Canada-based Hana Mining Ltd. also confronted challenges affecting its African operations. Finally, copper producer Mercator Minerals Ltd. suffered along with prices of industrial metals when economic concerns intensified.
     As of the reporting period’s end, the Fund remains focused on mid-cap gold stocks. Although gold prices have advanced strongly, and we would not be surprised to see a temporary correction over the near to intermediate term, we believe that mid-cap gold companies remain well positioned to benefit from what we believe to be favorable long-term supply-and-demand dynamics. In addition, should the global economic recovery remain milder than historical averages, as we expect it to be, investors seem likely to continue to favor gold and other traditional safe havens, potentially supporting gold prices. In such an environment, we would likely regard any market setbacks as opportunities to purchase shares of growing gold companies at more attractive prices.
7 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FUND PERFORMANCE DISCUSSION
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until June 30, 2010. In the case of Class A, B and C shares, performance is measured over a ten fiscal-year period. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the Morgan Stanley Capital International (MSCI) World Index, an unmanaged index of issuers listed on the stock exchanges of a select number of foreign countries and the U.S. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, fees, expenses or taxes and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.
8 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares use Class A performance for the period after conversion. See page 13 for further information.
9 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
10 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares use Class A performance for the period after conversion. See page 13 for further information.
11 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FUND PERFORMANCE DISCUSSION
Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares use Class A performance for the period after conversion. See page 13 for further information.
12 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, expenses and other charges carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus and, if available, the summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 7/19/83. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 11/1/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 11/1/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
13 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2010.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
14 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	January 1, 2010	June 30, 2010	June 30, 2010

Actual
Class A	$1,000.00	$1,111.30	$5.77
Class B	1,000.00	1,106.80	10.34
Class C	1,000.00	1,107.10	9.76
Class N	1,000.00	1,109.00	7.87

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.34	5.52
Class B	1,000.00	1,015.03	9.89
Class C	1,000.00	1,015.57	9.34
Class N	1,000.00	1,017.36	7.53
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended June 30, 2010 are as follows:

Class	Expense Ratios

Class A	1.10%
Class B	1.97
Class C	1.86
Class N	1.50
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
15 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF INVESTMENTS June 30, 2010

	Shares	Value

Common Stocks—101.1%
Energy—0.8%
Oil, Gas & Consumable Fuels—0.8%
Cameco Corp.[1]	450,000	$9,576,000
Comaplex Minerals Corp.[2]	352,700	3,644,451
Uranium Energy Corp.[2]	2,583,605	6,097,308
Uranium One, Inc.[2]	3,023,400	7,355,790

		26,673,549

Materials—100.3%
Chemicals—0.2%
Intrepid Potash, Inc.[2]	100,000	1,957,000
Mosaic Co. (The)	160,000	6,236,800

		8,193,800

Metals & Mining—100.1%
African Barrick Gold Ltd.[2]	630,000	5,927,695
Agnico-Eagle Mines Ltd.[1]	1,957,838	118,997,394
Alamos Gold, Inc.[1]	4,190,000	64,273,825
Allied Nevada Gold Corp.[1,2,3]	2,915,600	57,761,499
Anatolia Minerals Development Ltd.[2]	3,220,300	16,940,191
Anatolia Minerals Development Ltd., Legend Shares[2]	3,000,000	15,781,316
Andean Resources Ltd.[2]	12,418,100	35,928,559
Andina Minerals, Inc.[2]	2,725,000	2,994,927
AngloGold Ashanti Ltd., Sponsored ADR[1]	418,800	18,083,784
Aquarius Platinum Ltd.	3,313,512	16,074,405
Arcelor Mittal, Cl. A	100,000	2,676,000
Aura Minerals, Inc.[2]	1,778,500	6,732,756
Aura Minerals, Inc., Legend Shares[2,4]	800,000	3,028,510
Aurizon Mines Ltd.[2]	4,042,757	19,899,532
Aurizon Mines Ltd., Legend Shares[2,4]	300,000	1,476,680
B2Gold Corp.[2]	4,154,700	6,439,580
Banro Corp.[2,5]	3,601,900	6,868,496
Banro Corp.[2,5]	1,975,930	3,754,267
Barrick Gold Corp.[1]	2,607,015	118,384,551
Bear Creek Mining Corp.[2]	1,143,700	4,555,247
Centamin Egypt Ltd.[2]	20,920,500	50,898,591
Centamin Egypt Ltd., Legend Shares[2]	6,000,000	14,597,717
Centerra Gold, Inc.[1,2]	3,139,600	34,564,945
Centerra Gold, Inc., Legend Shares[2,4]	225,000	2,477,103
CGA Mining Ltd.[2]	4,137,600	7,773,425
CGA Mining Ltd., Legend Shares[2]	500,000	939,364
Claude Resources, Inc.[2]	2,700,000	2,891,363
Coeur d’Alene Mines Corp.[1,2]	1,550,400	24,465,312
Colossus Minerals, Inc.[2]	3,255,900	22,357,455
Companhia de Minas Buenaventura SA, Sponsored ADR[1]	1,957,773	75,256,794
Detour Gold Corp.[1,2]	1,846,800	41,028,435
Duluth Metals Ltd.[2,3]	7,203,200	10,014,312
East Asia Minerals Corp.[2,3]	4,345,700	25,391,249
Eastmain Resources, Inc.[2]	1,539,300	1,850,833
Eldorado Gold Corp.[1,5]	6,765,400	121,256,711
Eldorado Gold Corp.[1,5]	2,088,278	37,505,473
Eldorado Gold Corp., CDI	1,760,000	30,755,556
Equinox Minerals Ltd.[2]	5,100,000	17,869,522
European Goldfields Ltd.[2]	2,018,600	12,913,124
Exeter Resource Corp.[2,3,5]	200,000	1,258,748
Exeter Resource Corp.[1,2,3,5]	1,367,000	8,612,100
Exeter Resource Corp., Legend Shares[2,3,4]	3,000,000	18,881,217
Extorre Gold Mines Ltd.[1,2,3]	2,733,400	6,881,323
Extorre Gold Mines Ltd., Legend Shares[2,3]	3,000,000	7,552,487
First Uranium Corp.[2]	2,304,500	2,446,184
16 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

	Shares	Value

Metals & Mining Continued
Franco-Nevada Corp.[1]	3,125,000	$95,110,610
Fronteer Gold, Inc.[1,2]	2,149,917	12,792,006
Gammon Gold, Inc.[1,2]	4,709,100	25,711,686
Gold Fields Ltd., Sponsored ADR[1]	296,373	3,962,507
Gold Resource Corp.[2]	314,533	4,057,476
Gold Wheaton Gold Corp.[2]	3,542,950	8,220,456
Goldcorp, Inc.[1]	2,748,561	120,524,400
Golden Star Resources Ltd.[2]	956,910	4,191,266
Great Basin Gold Ltd.[2,5]	67,100	114,087
Great Basin Gold Ltd.[2,5]	6,679,101	11,287,681
Greystar Resources Ltd.[2]	2,527,200	11,466,231
Guyana Goldfields, Inc.[2]	892,800	5,811,943
Guyana Goldfields, Inc., Legend Shares[2,4]	850,000	5,533,324
Hana Mining Ltd., Legend Shares[2,4]	2,000,000	2,451,740
Harmony Gold Mining Co. Ltd., Sponsored ADR	10,000	105,700
Hecla Mining Co.[1,2]	3,610,000	18,844,200
High River Gold Mines Ltd.[2]	6,700,000	4,846,179
IAMGOLD Corp.[1]	6,611,398	116,889,517
Impala Platinum Holdings Ltd.	3,492,352	80,959,973
International Tower Hill Mines Ltd.[2]	904,300	6,090,678
Ivanhoe Mines Ltd.[1,2]	7,127,900	92,947,816
Jaguar Mining, Inc.[1,2,3,5]	1,666,200	14,712,546
Jaguar Mining, Inc.[2,3,5]	2,627,700	23,326,067
Jinshan Gold Mines, Inc.[2]	3,880,000	13,121,037
Katanga Mining Ltd.[2]	1,070,000	653,328
Keegan Resources, Inc.[2]	740,900	3,939,218
Kinross Gold Corp.[1]	4,108,890	70,220,930
Kirkland Lake Gold, Inc.[2]	1,450,300	11,552,810
Lake Shore Gold Corp.[2]	9,671,223	29,071,357
Lihir Gold Ltd.	10,000,000	36,103,291
MAG Silver Corp, Legend Shares[2,6]	875,000	5,400,169
MAG Silver Corp.[2]	1,132,900	6,991,830
Medusa Mining Ltd.[2]	959,920	3,113,809
Mercator Minerals Ltd.[2]	5,989,000	8,438,777
Minefinders Corp. Ltd.[1,2]	2,458,489	21,905,137
Nevsun Resources Ltd.[2]	700,000	2,432,953
New Gold, Inc.[2,5]	4,648,000	28,860,345
New Gold, Inc.[2,5]	907,200	5,615,568
New Pacific Metals Corp.[2]	225,500	163,106
Newcrest Mining Ltd.	2,515,344	73,977,800
Newmont Mining Corp.[1]	1,647,728	101,730,727
Noront Resources Ltd.[2]	4,721,400	5,011,678
Northern Dynasty Minerals Ltd.[1,2]	867,085	5,610,040
Northgate Minerals Corp.[2]	2,324,542	7,031,164
NovaGold Resources, Inc.[1,2]	3,443,456	24,035,323
Osisko Mining Corp.[2]	6,100,458	65,786,725
Pan American Silver Corp.[1]	1,362,441	34,442,508
Paramount Gold & Silver Corp.[2]	1,300,000	1,690,000
Perseus Mining Ltd., Legend Shares[2,6]	1,900,000	3,115,400
Petra Diamonds Ltd.[2]	1,125,510	1,200,633
Petropavlovsk plc	1,898,000	33,433,853
Premier Gold Mines Ltd.[2]	3,276,000	15,509,877
Premier Gold Mines Ltd., Legend Shares[2,4]	835,000	3,953,220
Queenston Mining, Inc.[2]	686,600	2,470,225
Rainy River Resources Ltd.[2]	2,106,300	12,939,930
Rainy River Resources Ltd., Legend Shares[2]	1,000,000	6,143,441
17 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Metals & Mining Continued
Randgold Resources Ltd., ADR[1]	1,700,134	$161,087,697
Real Gold Mining Ltd.[2]	5,400,000	8,476,502
Red Back Mining, Inc.[1,2]	8,795,000	222,322,531
Romarco Minerals, Inc.[2]	24,606,100	40,911,932
Romarco Minerals, Inc., Legend Shares[2,4]	4,200,000	6,983,232
Royal Gold, Inc.[1]	1,255,809	60,278,832
Rubicon Minerals Corp.[1,2,3]	9,730,212	33,180,023
Rubicon Minerals Corp., Legend Shares[2,3]	1,099,000	3,778,442
Sabina Silver Corp.[2]	162,600	384,906
San Gold Corp.[2]	13,825,300	59,090,804
Seabridge Gold, Inc.[1,2]	40,000	1,238,000
SEMAFO, Inc.[1,2]	4,082,800	30,873,646
Sherritt International Corp.	1,051,500	5,649,880
Silver Lake Resources Ltd.[2]	2,900,000	4,252,765
Silver Standard Resources, Inc.[1,2]	1,754,309	31,314,416
Silver Wheaton Corp.[1,2]	3,600,100	72,362,010
Tahoe Resources, Inc.[2]	200,000	1,221,173
Tahoe Resources, Inc., Legend Shares[2,4]	320,000	1,953,877
Thompson Creek Metals Co., Inc.[2]	210,000	1,822,800
US Gold Corp.[2]	3,348,900	16,777,989
Ventana Gold Corp.[2]	1,593,900	11,903,156
Victoria Gold Corp.[2]	272,000	168,635
Yamana Gold, Inc.[1,5]	5,091,400	52,226,845
Yamana Gold, Inc.[5]	1,416,829	14,593,339
Zhaojin Mining Industry Co. Ltd.	8,903,000	20,880,308

		3,286,376,595

Total Common Stocks (Cost $2,126,943,730)		3,321,243,944

	Units

Rights, Warrants and Certificates—0.0%
Rainy River Resources Ltd., Legend Shares Wts., Strike Price $7.10, Exp. 2/25/12[2] (Cost $395,962)	500,000	499,004

	Shares

Investment Company—1.0%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.28%[3,7] (Cost $31,150,933)	31,150,933	31,150,933
Total Investments, at Value (Cost $2,158,490,625)	102.1%	3,352,893,881
Liabilities in Excess of Other Assets	(2.1)	(69,164,665)

Net Assets	100.0%	$3,283,729,216

Footnotes to Statement of Investments

1.	All or a portion of the security position is held in collateralized accounts to cover potential obligations with respect to outstanding written options. See Note 5 of accompanying Notes.

2.	Non-income producing security.

3.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	June 30, 2009	Additions	Reductions	June 30, 2010

Allied Nevada Gold Corp.	2,078,400	837,200	—	2,915,600
Duluth Metals Ltd.	—	7,203,200	—	7,203,200
East Asia Minerals Corp.	—	4,345,700	—	4,345,700
Exeter Resource Corp.	—	2,167,500	800,500	1,367,000
Exeter Resource Corp.	—	200,000	—	200,000
18 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

	Shares	Gross	Gross	Shares
	June 30, 2009	Additions	Reductions	June 30, 2010

Exeter Resource Corp., Legend Shares	—	6,000,000	3,000,000	3,000,000
Extorre Gold Mines Ltd.	—	2,733,400	—	2,733,400
Extorre Gold Mines Ltd., Legend Shares	—	3,000,000	—	3,000,000
Jaguar Mining, Inc.	2,627,700	—	—	2,627,700
Jaguar Mining, Inc.	180,000	1,486,200	—	1,666,200
Oppenheimer Institutional Money Market Fund, Cl. E	7,685,736	585,396,861	561,931,664	31,150,933
Rubicon Minerals Corp.	1,609,038	8,121,174	—	9,730,212
Rubicon Minerals Corp., Legend Shares	—	1,099,000	—	1,099,000

			Realized
	Value	Income	Gain

Allied Nevada Gold Corp.	$57,761,499	$—	$—
Duluth Metals Ltd.	10,014,312	—	—
East Asia Minerals Corp.	25,391,249	—	—
Exeter Resource Corp.	8,612,100	—	3,150,428
Exeter Resource Corp.	1,258,748	—	—
Exeter Resource Corp., Legend Shares	18,881,217	—	10,162,342
Extorre Gold Mines Ltd.	6,881,323	—	—
Extorre Gold Mines Ltd., Legend Shares	7,552,487	—	—
Jaguar Mining, Inc.	23,326,067	—	—
Jaguar Mining, Inc.	14,712,546	—	—
Oppenheimer Institutional Money Market Fund, Cl. E	31,150,933	69,576	—
Rubicon Minerals Corp.	33,180,023	—	—
Rubicon Minerals Corp., Legend Shares	3,778,442	—	—

	$242,500,946	$69,576	$13,312,770

4.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $46,738,903 or 1.42% of the Fund’s net assets as of June 30, 2010.

5.	The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

6.	Restricted security. The aggregate value of restricted securities as of June 30, 2010 was $8,515,569, which represents 0.26% of the Fund’s net assets. See Note 6 of accompanying Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation/
Security	Date	Cost	Value	(Depreciation)

MAG Silver Corp, Legend Shares	5/12/10	$6,564,431	$5,400,169	$(1,164,262)
Perseus Mining Ltd., Legend Shares	11/5/09	2,601,763	3,115,400	513,637

		$9,166,194	$8,515,569	$(650,625)

7.	Rate shown is the 7-day yield as of June 30, 2010.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
19 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2010 based on valuation input level:

			Level 3–
	Level 1–	Level 2–	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Energy	$26,673,549	$—	$—	$26,673,549
Materials	2,921,659,203	372,911,192	—	3,294,570,395
Rights, Warrants and Certificates	—	499,004	—	499,004
Investment Company	31,150,933	—	—	31,150,933

Total Assets	$2,979,483,685	$373,410,196	$—	$3,352,893,881

Liabilities Table
Other Financial Instruments:
Appreciated options written, at value	$(17,285,363)	$(84,543)	$—	$(17,369,906)
Depreciated options written, at value	(48,060,223)	—	—	(48,060,223)
Foreign currency exchange contracts	—	(2,368)	—	(2,368)

Total Liabilities	$(65,345,586)	$(86,911)	$—	$(65,432,497)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

Canada	$2,231,818,981	66.6%
United States	447,747,048	13.4
Australia	194,597,430	5.8
Jersey, Channel Islands	161,087,697	4.8
South Africa	116,959,916	3.5
Peru	75,256,794	2.2
United Kingdom	39,361,548	1.2
Papua New Guinea	36,103,291	1.1
China	20,880,308	0.6
Bermuda	17,928,366	0.5
Mongolia	8,476,502	0.2
The Netherlands	2,676,000	0.1

Total	$3,352,893,881	100.0%

20 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Foreign Currency Exchange Contracts as of June 30, 2010 are as follows:

		Contract
Counterparty/		Amount	Expiration		Unrealized
Contract Description	Buy/Sell	(000’s)	Date	Value	Depreciation

JP Morgan Chase
Canadian Dollar (CAD)	Buy	90CAD	7/2/10	$84,438	$2,368
Written Options as of June 30, 2010 are as follows:

							Unrealized
		Number of	Exercise	Expiration	Premiums		Appreciation/
Description	Type	Contracts	Price	Date	Received	Value	(Depreciation)

Agnico-Eagle Mines Ltd.	Call	2,000	$75.00	8/23/10	$365,675	$(60,000)	$305,675
Agnico-Eagle Mines Ltd.	Call	1,000	85.00	8/23/10	123,388	(3,000)	120,388
Agnico-Eagle Mines Ltd.	Call	1,000	100.00	1/24/11	124,998	(26,000)	98,998
Agnico-Eagle Mines Ltd.	Call	1,000	90.00	1/24/11	107,704	(79,000)	28,704
Agnico-Eagle Mines Ltd.	Call	1,000	85.00	11/22/10	118,998	(61,000)	57,998
Agnico-Eagle Mines Ltd.	Put	2,000	40.00	1/24/11	382,514	(230,000)	152,514
Agnico-Eagle Mines Ltd.	Put	1,000	40.00	8/23/10	119,018	(13,000)	106,018
Agnico-Eagle Mines Ltd.	Put	1,000	45.00	8/23/10	249,147	(30,000)	219,147
Agnico-Eagle Mines Ltd.	Put	2,000	40.00	11/22/10	267,335	(124,000)	143,335
Agrium, Inc.	Put	1,000	50.00	10/18/10	131,998	(500,000)	(368,002)
Alamos Gold, Inc.	Call	3,000	19.00	1/24/11	285,601	(225,447)	60,154
Alamos Gold, Inc.	Call	3,000	15.00	10/18/10	312,000	(549,528)	(237,528)
Alamos Gold, Inc.	Put	1,000	12.00	7/19/10	125,553	—	125,553
Alamos Gold, Inc.	Put	2,000	13.00	10/18/10	230,713	(28,181)	202,532
Alcoa, Inc.	Put	1,000	11.00	1/24/11	130,504	(201,000)	(70,496)
Alcoa, Inc.	Put	500	14.00	7/19/10	64,998	(182,500)	(117,502)
Alcoa, Inc.	Put	1,000	14.00	10/18/10	128,008	(366,000)	(237,992)
Allied Nevada Gold Corp.	Call	1,000	17.00	7/19/10	112,889	(361,655)	(248,766)
Allied Nevada Gold Corp.	Call	1,000	18.00	7/19/10	107,146	(272,416)	(165,270)
Allied Nevada Gold Corp.	Call	2,000	18.00	10/18/10	246,863	(723,310)	(476,447)
Allied Nevada Gold Corp.	Call	1,000	17.00	10/18/10	153,275	(427,411)	(274,136)
Allied Nevada Gold Corp.	Call	1,000	19.00	10/18/10	97,121	(300,597)	(203,476)
Allied Nevada Gold Corp.	Call	1,000	24.00	10/18/10	183,485	(98,633)	84,852
Allied Nevada Gold Corp.	Put	3,000	16.00	1/24/11	325,384	(253,628)	71,756
Allied Nevada Gold Corp.	Put	2,000	13.00	7/19/10	223,009	—	223,009
Allied Nevada Gold Corp.	Put	1,000	17.00	1/24/11	132,931	(112,724)	20,207
Allied Nevada Gold Corp.	Put	1,000	18.00	1/24/11	97,777	(140,905)	(43,128)
Allied Nevada Gold Corp.	Put	1,000	12.00	7/19/10	106,530	—	106,530
Allied Nevada Gold Corp.	Put	2,000	14.00	10/18/10	220,538	(18,787)	201,751
Allied Nevada Gold Corp.	Put	1,000	12.00	10/18/10	111,243	(2,818)	108,425
Allied Nevada Gold Corp.	Put	1,000	13.00	10/18/10	109,392	(6,576)	102,816
Allied Nevada Gold Corp.	Put	1,000	15.00	10/18/10	117,146	(23,484)	93,662
Allied Nevada Gold Corp.	Put	1,000	17.00	10/18/10	128,307	(51,665)	76,642
Allied Nevada Gold Corp.	Put	1,000	19.00	10/18/10	119,763	(117,421)	2,342
AngloGold Ashanti Ltd., Sponsored ADR	Put	2,000	30.00	1/24/11	256,542	(150,000)	106,542
AngloGold Ashanti Ltd., Sponsored ADR	Put	2,000	30.00	7/19/10	334,543	—	334,543
AngloGold Ashanti Ltd., Sponsored ADR	Put	600	35.00	7/19/10	109,005	—	109,005
21 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Written Options: Continued

							Unrealized
		Number of	Exercise	Expiration	Premiums		Appreciation/
Description	Type	Contracts	Price	Date	Received	Value	(Depreciation)

AngloGold Ashanti Ltd., Sponsored ADR	Put	2,000	$35.00	10/18/10	$446,282	$(160,000)	$286,282
AngloGold Ashanti Ltd., Sponsored ADR	Put	1,000	30.00	10/18/10	226,997	(25,000)	201,997
AngloGold Ashanti Ltd., Sponsored ADR	Call	1,000	55.00	1/24/11	156,983	(120,000)	36,983
AngloGold Ashanti Ltd., Sponsored ADR	Call	1,000	55.00	7/19/10	131,997	—	131,997
AngloGold Ashanti Ltd., Sponsored ADR	Call	1,000	45.00	10/18/10	171,997	(265,000)	(93,003)
Arcelor Mittal, Cl. A	Put	1,000	25.00	9/20/10	96,499	(199,000)	(102,501)
Arcelor Mittal, Cl. A	Put	1,000	17.50	12/20/10	107,634	(90,000)	17,634
Arcelor Mittal, Cl. A	Put	1,000	22.50	12/20/10	245,762	(222,000)	23,762
Arch Coal, Inc.	Put	1,000	21.00	7/19/10	129,498	(150,000)	(20,502)
Arch Coal, Inc.	Put	1,000	20.00	10/18/10	164,497	(230,000)	(65,503)
Barrick Gold Corp.	Call	2,000	48.00	7/19/10	217,027	(94,000)	123,027
Barrick Gold Corp.	Call	2,000	60.00	1/24/11	237,968	(224,000)	13,968
Barrick Gold Corp.	Call	1,000	47.00	7/19/10	100,849	(71,000)	29,849
Barrick Gold Corp.	Call	1,000	43.00	7/19/10	136,998	(325,000)	(188,002)
Barrick Gold Corp.	Call	1,000	60.00	7/19/10	166,996	—	166,996
Barrick Gold Corp.	Call	2,000	50.00	10/18/10	243,506	(398,000)	(154,494)
Barrick Gold Corp.	Call	1,000	55.00	10/18/10	153,997	(96,000)	57,997
Barrick Gold Corp.	Put	1,000	30.00	1/24/11	147,127	(72,000)	75,127
Barrick Gold Corp.	Put	1,000	30.00	7/19/10	108,999	(6,000)	102,999
Barrick Gold Corp.	Put	1,000	35.00	7/19/10	316,992	(7,000)	309,992
Barrick Gold Corp.	Put	2,000	30.00	10/18/10	217,997	(56,000)	161,997
Barrick Gold Corp.	Put	1,000	33.00	10/18/10	156,107	(48,000)	108,107
BHP Billiton Ltd., Sponsored ADR	Put	500	60.00	8/23/10	98,924	(176,000)	(77,076)
Cameco Corp.	Call	1,000	30.00	9/20/10	109,498	(5,000)	104,498
Cameco Corp.	Put	1,000	24.00	9/20/10	119,498	(295,000)	(175,502)
Cameco Corp.	Put	1,000	21.00	12/20/10	138,818	(195,000)	(56,182)
Caterpillar, Inc.	Put	1,000	45.00	11/22/10	127,984	(204,000)	(76,016)
Centerra Gold, Inc.	Call	1,000	15.00	7/19/10	64,917	—	64,917
Centerra Gold, Inc.	Call	4,000	14.00	10/18/10	455,679	(131,511)	324,168
Centerra Gold, Inc.	Call	1,000	15.00	10/18/10	106,444	(14,090)	92,354
Centerra Gold, Inc.	Put	1,000	11.00	7/19/10	108,643	(9,394)	99,249
Centerra Gold, Inc.	Put	4,000	11.00	10/18/10	389,851	(263,022)	126,829
Centerra Gold, Inc.	Put	1,000	12.00	10/18/10	106,478	(103,330)	3,148
Cliffs Natural Resources, Inc.	Put	500	50.00	7/19/10	73,499	(220,000)	(146,501)
Coeur d’Alene Mines Corp.	Call	2,000	25.00	12/20/10	243,996	(80,000)	163,996
Coeur d’Alene Mines Corp.	Put	2,000	15.00	9/20/10	359,395	(240,000)	119,395
Coeur d’Alene Mines Corp.	Put	2,000	12.50	9/20/10	303,996	(86,000)	217,996
Coeur d’Alene Mines Corp.	Put	3,000	12.00	12/20/10	367,496	(210,000)	157,496
Companhia de Minas Buenaventura SA, Sponsored ADR	Call	5,000	45.00	12/20/10	956,040	(1,050,000)	(93,960)
22 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Written Options: Continued

							Unrealized
		Number of	Exercise	Expiration	Premiums		Appreciation/
Description	Type	Contracts	Price	Date	Received	Value	(Depreciation)

Companhia de Minas Buenaventura SA, Sponsored ADR	Call	2,000	$50.00	12/20/10	$219,778	$(204,000)	$15,778
Companhia de Minas Buenaventura SA, Sponsored ADR	Call	1,000	40.00	12/20/10	126,998	(340,000)	(213,002)
Companhia de Minas Buenaventura SA, Sponsored ADR	Call	1,000	45.00	9/20/10	136,998	(85,000)	51,998
Companhia de Minas Buenaventura SA, Sponsored ADR	Put	3,000	25.00	9/20/10	423,635	—	423,635
Companhia de Minas Buenaventura SA, Sponsored ADR	Put	2,000	25.00	12/20/10	278,995	(10,000)	268,995
Companhia de Minas Buenaventura SA, Sponsored ADR	Put	1,000	30.00	12/20/10	226,982	(90,000)	136,982
CONSOL Energy, Inc.	Put	600	40.00	7/19/10	112,199	(342,000)	(229,801)
CONSOL Energy, Inc.	Put	500	45.00	10/18/10	255,997	(595,000)	(339,003)
Detour Gold Corp.	Call	2,000	19.00	7/19/10	198,457	(845,428)	(646,971)
Detour Gold Corp.	Call	3,000	20.00	10/18/10	338,002	(1,197,689)	(859,687)
Detour Gold Corp.	Call	2,000	24.00	10/18/10	203,113	(347,565)	(144,452)
Detour Gold Corp.	Call	1,000	21.00	10/18/10	104,840	(333,474)	(228,634)
Detour Gold Corp.	Call	1,000	22.00	10/18/10	177,142	(272,416)	(95,274)
Detour Gold Corp.	Put	3,000	20.00	1/24/11	349,293	(338,171)	11,122
Detour Gold Corp.	Put	1,000	15.00	7/19/10	106,504	—	106,504
Detour Gold Corp.	Put	1,000	20.00	7/19/10	104,987	—	104,987
Detour Gold Corp.	Put	3,000	15.00	10/18/10	363,457	(8,454)	355,003
Detour Gold Corp.	Put	3,000	18.00	10/18/10	325,248	(126,814)	198,434
Detour Gold Corp.	Put	2,000	16.00	10/18/10	116,785	(9,394)	107,391
Detour Gold Corp.	Put	1,000	17.00	10/18/10	97,128	(14,090)	83,038
Eldorado Gold Corp.	Call	2,000	22.50	1/24/11	223,968	(210,000)	13,968
Eldorado Gold Corp.	Call	2,000	16.00	8/23/10	120,982	(619,980)	(498,998)
Eldorado Gold Corp.	Call	1,000	17.50	7/19/10	78,998	(95,000)	(16,002)
Eldorado Gold Corp.	Call	2,000	21.00	10/18/10	228,996	(150,000)	78,996
Eldorado Gold Corp.	Call	2,000	21.00	11/22/10	249,995	(247,992)	2,003
Eldorado Gold Corp.	Call	1,000	15.00	10/18/10	116,998	(360,000)	(243,002)
Eldorado Gold Corp.	Call	1,000	20.00	10/18/10	114,094	(105,000)	9,094
Eldorado Gold Corp.	Put	2,000	12.50	7/19/10	276,493	—	276,493
Eldorado Gold Corp.	Put	1,000	12.50	1/24/11	105,438	(50,000)	55,438
Eldorado Gold Corp.	Put	2,000	14.00	10/18/10	268,995	(90,000)	178,995
Eldorado Gold Corp.	Put	1,000	12.50	10/18/10	152,198	(20,000)	132,198
Exeter Resource Corp.	Call	1,000	10.00	8/23/10	129,498	(20,000)	109,498
Exeter Resource Corp.	Put	2,000	7.50	8/23/10	248,997	(60,000)	188,997
First Quantum Minerals Ltd.	Put	500	64.00	7/19/10	192,917	(486,121)	(293,204)
First Quantum Minerals Ltd.	Put	500	68.00	7/19/10	115,618	(659,903)	(544,285)
First Quantum Minerals Ltd.	Put	500	70.00	7/19/10	118,948	(753,840)	(634,892)
First Quantum Minerals Ltd.	Put	500	74.00	10/18/10	331,993	(1,009,816)	(677,823)
23 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Written Options: Continued

							Unrealized
		Number of	Exercise	Expiration	Premiums		Appreciation/
Description	Type	Contracts	Price	Date	Received	Value	(Depreciation)

Franco-Nevada Corp.	Call	2,000	$36.00	1/24/11	$220,766	$(291,203)	$(70,437)
Franco-Nevada Corp.	Call	2,000	32.00	7/19/10	189,360	(140,905)	48,455
Franco-Nevada Corp.	Call	1,000	38.00	1/24/11	132,521	(98,633)	33,888
Franco-Nevada Corp.	Call	1,000	30.00	7/19/10	118,925	(225,447)	(106,522)
Franco-Nevada Corp.	Call	1,000	34.00	7/19/10	151,795	(9,394)	142,401
Franco-Nevada Corp.	Call	2,000	30.00	10/18/10	253,689	(638,768)	(385,079)
Franco-Nevada Corp.	Call	2,000	34.00	10/18/10	267,241	(216,054)	51,187
Franco-Nevada Corp.	Call	1,000	36.00	10/18/10	85,778	(56,362)	29,416
Franco-Nevada Corp.	Put	1,000	24.00	7/19/10	101,803	—	101,803
Franco-Nevada Corp.	Put	1,000	25.00	7/19/10	106,530	—	106,530
Franco-Nevada Corp.	Put	2,000	25.00	10/18/10	274,155	(16,909)	257,246
Freeport-McMoRan Copper & Gold, Inc., Cl. B	Put	1,000	40.00	11/22/10	151,983	(166,000)	(14,017)
Freeport-McMoRan Copper & Gold, Inc., Cl. B	Put	1,000	55.00	11/22/10	210,087	(605,000)	(394,913)
Freeport-McMoRan Copper & Gold, Inc., Cl. B	Put	1,000	40.00	1/24/11	128,284	(224,000)	(95,716)
Freeport-McMoRan Copper & Gold, Inc., Cl. B	Put	1,000	45.00	8/23/10	98,984	(80,000)	18,984
Freeport-McMoRan Copper & Gold, Inc., Cl. B	Put	1,000	55.00	8/23/10	156,658	(335,000)	(178,342)
Gammon Gold, Inc.	Put	6,000	7.50	9/20/10	537,977	(1,140,000)	(602,023)
Gammon Gold, Inc.	Put	1,000	7.50	12/20/10	134,484	(205,000)	(70,516)
Gold Fields Ltd., Sponsored ADR	Call	1,000	13.00	10/18/10	124,998	(124,000)	998
Gold Fields Ltd., Sponsored ADR	Put	2,000	12.50	1/24/11	200,169	(216,000)	(15,831)
Gold Fields Ltd., Sponsored ADR	Put	1,000	11.00	1/24/11	96,498	(61,000)	35,498
Gold Fields Ltd., Sponsored ADR	Put	1,000	12.00	7/19/10	131,997	(3,000)	128,997
Gold Fields Ltd., Sponsored ADR	Put	2,000	12.00	10/18/10	228,257	(108,000)	120,257
Gold Fields Ltd., Sponsored ADR	Put	1,000	11.00	10/18/10	100,299	(30,000)	70,299
Gold Fields Ltd., Sponsored ADR	Put	1,000	14.00	10/18/10	109,004	(147,000)	(37,996)
Goldcorp, Inc.	Call	2,000	48.00	7/19/10	220,997	(50,000)	170,997
Goldcorp, Inc.	Call	1,000	60.00	1/24/11	138,024	(98,000)	40,024
Goldcorp, Inc.	Call	1,000	60.00	7/19/10	146,396	—	146,396
Goldcorp, Inc.	Call	1,000	55.00	10/18/10	127,434	(72,000)	55,434
Goldcorp, Inc.	Call	1,000	60.00	10/18/10	97,998	(29,000)	68,998
Goldcorp, Inc.	Put	5,000	30.00	1/24/11	694,234	(395,000)	299,234
Goldcorp, Inc.	Put	1,000	35.00	1/24/11	136,984	(171,000)	(34,016)
Goldcorp, Inc.	Put	1,000	30.00	7/19/10	162,606	—	162,606
Goldcorp, Inc.	Put	2,000	33.00	10/18/10	321,464	(114,000)	207,464
Goldcorp, Inc.	Put	1,000	30.00	10/18/10	94,338	(33,000)	61,338
Harmony Gold Mining Co. Ltd., Sponsored ADR	Put	2,000	10.00	1/24/11	198,229	(200,000)	(1,771)
Harmony Gold Mining Co. Ltd., Sponsored ADR	Put	2,000	9.00	8/23/10	221,995	(30,000)	191,995
Hecla Mining Co.	Put	3,000	5.00	9/20/10	299,466	(123,000)	176,466
Hecla Mining Co.	Put	2,000	5.00	1/24/11	182,117	(146,000)	36,117
Hecla Mining Co.	Put	1,000	6.00	9/20/10	146,998	(104,000)	42,998
24 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Written Options: Continued

							Unrealized
		Number of	Exercise	Expiration	Premiums		Appreciation/
Description	Type	Contracts	Price	Date	Received	Value	(Depreciation)

Hecla Mining Co.	Put	4,000	$6.00	12/20/10	$501,511	$(512,000)	$(10,489)
HudBay Minerals, Inc.	Put	1,000	13.00	9/20/10	129,963	(178,479)	(48,516)
IAMGOLD Corp.	Call	2,000	17.50	1/24/11	245,236	(530,000)	(284,764)
IAMGOLD Corp.	Call	1,000	22.50	1/24/11	96,984	(110,000)	(13,016)
IAMGOLD Corp.	Call	1,000	15.00	9/20/10	144,498	(320,000)	(175,502)
IAMGOLD Corp.	Call	1,000	25.00	1/24/11	97,898	(65,000)	32,898
IAMGOLD Corp.	Call	2,000	20.00	12/20/10	192,717	(320,000)	(127,283)
IAMGOLD Corp.	Call	1,000	22.50	12/20/10	101,998	(90,000)	11,998
IAMGOLD Corp.	Put	4,000	12.50	9/20/10	530,323	(40,000)	490,323
IAMGOLD Corp.	Put	3,000	15.00	1/24/11	517,489	(390,000)	127,489
IAMGOLD Corp.	Put	2,000	10.00	1/24/11	127,998	(68,000)	59,998
IAMGOLD Corp.	Put	1,000	12.50	1/24/11	159,498	(55,000)	104,498
IAMGOLD Corp.	Put	3,000	12.50	12/20/10	305,435	(135,000)	170,435
IAMGOLD Corp.	Put	3,000	15.00	12/20/10	407,493	(360,000)	47,493
Ivanhoe Mines Ltd.	Call	7,000	19.00	9/20/10	752,170	(70,000)	682,170
Ivanhoe Mines Ltd.	Call	2,000	20.00	9/20/10	238,996	(10,000)	228,996
Ivanhoe Mines Ltd.	Call	2,000	21.00	12/20/10	195,997	(30,000)	165,997
Ivanhoe Mines Ltd.	Put	3,000	14.00	9/20/10	305,996	(600,000)	(294,004)
Ivanhoe Mines Ltd.	Put	1,000	12.50	1/24/11	141,984	(165,000)	(23,016)
Ivanhoe Mines Ltd.	Put	1,000	11.00	9/20/10	102,498	(55,000)	47,498
Ivanhoe Mines Ltd.	Put	1,000	15.00	9/20/10	129,498	(255,000)	(125,502)
Ivanhoe Mines Ltd.	Put	1,000	15.00	1/24/11	164,497	(304,000)	(139,503)
Ivanhoe Mines Ltd.	Put	2,000	12.00	12/20/10	223,996	(300,000)	(76,004)
Ivanhoe Mines Ltd.	Put	2,000	14.00	12/20/10	221,996	(490,000)	(268,004)
Ivanhoe Mines Ltd.	Put	2,000	15.00	12/20/10	249,236	(620,000)	(370,764)
Ivanhoe Mines Ltd.	Put	1,000	10.00	12/20/10	101,998	(70,000)	31,998
Jaguar Mining, Inc.	Put	3,000	10.00	9/20/10	375,805	(390,000)	(14,195)
Jaguar Mining, Inc.	Put	1,000	12.50	9/20/10	211,997	(370,000)	(158,003)
Jaguar Mining, Inc.	Put	1,000	10.00	12/20/10	134,598	(175,000)	(40,402)
Joy Global, Inc.	Put	500	40.00	10/18/10	111,191	(116,000)	(4,809)
Kinross Gold Corp.	Call	2,000	23.00	8/23/10	199,187	(8,000)	191,187
Kinross Gold Corp.	Call	1,000	25.00	1/24/11	105,998	(32,000)	73,998
Kinross Gold Corp.	Call	2,000	21.00	11/22/10	209,996	(104,000)	105,996
Kinross Gold Corp.	Put	2,000	16.00	8/23/10	228,807	(130,000)	98,807
Kinross Gold Corp.	Put	2,000	15.00	1/24/11	208,568	(240,000)	(31,432)
Kinross Gold Corp.	Put	1,000	17.00	8/23/10	151,998	(100,000)	51,998
Kinross Gold Corp.	Put	1,000	18.00	8/23/10	161,998	(161,000)	998
Kinross Gold Corp.	Put	2,000	15.00	11/22/10	237,306	(182,000)	55,306
Kinross Gold Corp.	Put	2,000	16.00	11/22/10	247,996	(242,000)	5,996
Lihir Gold Ltd., Sponsored ADR	Put	1,000	20.00	8/23/10	129,498	—	129,498
Lihir Gold Ltd., Sponsored ADR	Put	1,000	22.50	8/23/10	123,028	—	123,028
Market Vectors Gold Miners Fund	Put	1,000	37.00	9/20/10	162,998	(46,000)	116,998
Market Vectors Junior Gold Miners Exchange-Traded	Put	1,000	22.50	8/23/10	136,998	(25,000)	111,998
Market Vectors Junior Gold Miners Exchange-Traded	Put	1,000	20.00	8/23/10	129,498	(15,000)	114,498
Massey Energy Co.	Put	700	39.00	7/19/10	114,798	(812,000)	(697,202)
Massey Energy Co.	Put	1,000	25.00	10/18/10	140,984	(222,000)	(81,016)
25 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Written Options: Continued

							Unrealized
		Number of	Exercise	Expiration	Premiums		Appreciation/
Description	Type	Contracts	Price	Date	Received	Value	(Depreciation)

Massey Energy Co.	Put	500	$38.00	10/18/10	$168,497	$(562,500)	$(394,003)
Minefinders Corp. Ltd.	Call	2,000	10.00	11/22/10	177,997	(120,000)	57,997
Minefinders Corp. Ltd.	Put	1,000	10.00	8/23/10	144,498	(125,000)	19,498
Minefinders Corp. Ltd.	Put	1,000	10.00	10/18/10	120,081	(103,330)	16,751
Minefinders Corp. Ltd.	Put	1,000	10.00	11/22/10	169,817	(175,000)	(5,183)
Mosaic Co. (The)	Put	1,000	45.00	9/20/10	230,867	(720,000)	(489,133)
Mosaic Co. (The)	Put	500	40.00	9/20/10	88,991	(196,500)	(107,509)
Mosaic Co. (The)	Put	2,000	35.00	12/20/10	308,127	(560,000)	(251,873)
New Gold, Inc.	Put	2,000	7.50	2/21/11	363,966	(390,000)	(26,034)
New Gold, Inc.	Put	1,000	5.00	8/23/10	106,999	(13,000)	93,999
New Gold, Inc.	Put	3,000	5.00	10/18/10	233,661	(56,362)	177,299
New Gold, Inc.	Put	2,000	7.50	11/22/10	349,506	(340,000)	9,506
New Gold, Inc.	Put	2,000	7.00	10/18/10	209,620	(178,479)	31,141
Newmont Mining Corp.	Call	5,000	60.00	9/20/10	731,990	(2,645,000)	(1,913,010)
Newmont Mining Corp.	Call	1,000	65.00	9/20/10	112,669	(291,000)	(178,331)
Newmont Mining Corp.	Call	1,000	75.00	1/24/11	110,998	(257,000)	(146,002)
Newmont Mining Corp.	Call	1,000	80.00	1/24/11	126,984	(182,000)	(55,016)
Newmont Mining Corp.	Call	1,000	85.00	1/24/11	114,984	(113,000)	1,984
Newmont Mining Corp.	Call	2,000	75.00	12/20/10	352,430	(388,000)	(35,570)
Newmont Mining Corp.	Call	1,000	80.00	12/20/10	124,984	(132,000)	(7,016)
Newmont Mining Corp.	Put	2,000	43.00	9/20/10	271,995	(58,000)	213,995
Newmont Mining Corp.	Put	1,000	35.00	9/20/10	117,428	(7,000)	110,428
Newmont Mining Corp.	Put	1,000	49.00	1/24/11	202,983	(230,000)	(27,017)
Newmont Mining Corp.	Put	3,000	40.00	12/20/10	453,022	(186,000)	267,022
Newmont Mining Corp.	Put	1,000	45.00	12/20/10	105,984	(109,000)	(3,016)
Newmont Mining Corp.	Put	1,000	50.00	12/20/10	184,983	(199,000)	(14,017)
NovaGold Resources, Inc.	Put	2,000	7.50	1/24/11	328,994	(320,000)	8,994
Osisko Mining Corp.	Put	2,000	11.00	1/24/11	265,440	(263,022)	2,418
Osisko Mining Corp.	Put	2,000	9.00	10/18/10	235,430	(56,362)	179,068
Osisko Mining Corp.	Put	2,000	10.00	10/18/10	188,233	(84,543)	103,690
Osisko Mining Corp.	Put	1,000	11.00	10/18/10	127,113	(79,846)	47,267
Pan American Silver Corp.	Call	2,000	35.00	7/19/10	273,993	—	273,993
Pan American Silver Corp.	Call	1,000	30.00	7/19/10	125,267	(5,000)	120,267
Pan American Silver Corp.	Call	1,000	30.00	10/18/10	113,498	(85,000)	28,498
Pan American Silver Corp.	Call	1,000	31.00	10/18/10	166,997	(66,000)	100,997
Pan American Silver Corp.	Put	3,000	17.50	7/19/10	291,642	(15,000)	276,642
Pan American Silver Corp.	Put	1,000	21.00	10/18/10	93,998	(75,000)	18,998
Peabody Energy Corp.	Put	1,000	35.00	9/20/10	214,497	(219,000)	(4,503)
Peabody Energy Corp.	Put	1,000	34.00	12/20/10	216,082	(320,000)	(103,918)
Peabody Energy Corp.	Put	1,000	35.00	12/20/10	226,522	(360,000)	(133,478)
Precision Castparts Corp.	Put	500	70.00	12/20/10	80,992	(87,500)	(6,508)
Quadra FNX Mining Ltd.	Put	1,000	12.00	7/19/10	96,940	(201,963)	(105,023)
Quadra FNX Mining Ltd.	Put	1,000	12.00	10/18/10	122,979	(248,931)	(125,952)
Quadra Mining Ltd.	Put	2,000	14.00	10/18/10	188,955	(798,459)	(609,504)
Randgold Resources Ltd., ADR	Call	2,000	105.00	9/20/10	341,065	(640,000)	(298,935)
Randgold Resources Ltd., ADR	Call	1,000	110.00	9/20/10	115,258	(247,000)	(131,742)
26 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Written Options: Continued

							Unrealized
		Number of	Exercise	Expiration	Premiums		Appreciation/
Description	Type	Contracts	Price	Date	Received	Value	(Depreciation)

Randgold Resources Ltd., ADR	Call	1,000	$135.00	1/24/11	$146,983	$(160,000)	$(13,017)
Randgold Resources Ltd., ADR	Call	1,000	100.00	9/20/10	161,998	(520,000)	(358,002)
Randgold Resources Ltd., ADR	Call	1,000	130.00	12/20/10	136,984	(155,000)	(18,016)
Randgold Resources Ltd., ADR	Put	1,000	50.00	9/20/10	147,568	—	147,568
Randgold Resources Ltd., ADR	Put	1,000	55.00	1/24/11	96,984	(65,000)	31,984
Randgold Resources Ltd., ADR	Put	2,000	55.00	12/20/10	262,081	(90,000)	172,081
Randgold Resources Ltd., ADR	Put	1,000	60.00	12/20/10	121,984	(85,000)	36,984
Red Back Mining, Inc.	Call	2,000	22.00	7/19/10	291,721	(929,970)	(638,249)
Red Back Mining, Inc.	Call	2,000	21.00	7/19/10	263,392	(1,108,450)	(845,058)
Red Back Mining, Inc.	Call	1,000	32.00	1/24/11	178,493	(140,905)	37,588
Red Back Mining, Inc.	Call	1,000	20.00	7/19/10	157,190	(648,161)	(490,971)
Red Back Mining, Inc.	Call	3,000	29.00	10/18/10	396,938	(422,714)	(25,776)
Red Back Mining, Inc.	Call	2,000	24.00	10/18/10	307,216	(770,279)	(463,063)
Red Back Mining, Inc.	Call	2,000	34.00	10/18/10	259,331	(84,543)	174,788
Red Back Mining, Inc.	Call	1,000	22.00	10/18/10	206,235	(521,347)	(315,112)
Red Back Mining, Inc.	Call	1,000	30.00	10/18/10	162,181	(122,117)	40,064
Red Back Mining, Inc.	Call	1,000	32.00	10/18/10	90,895	(75,149)	15,746
Red Back Mining, Inc.	Put	2,000	20.00	1/24/11	183,569	(122,117)	61,452
Red Back Mining, Inc.	Put	2,000	12.00	7/19/10	191,475	—	191,475
Red Back Mining, Inc.	Put	4,000	20.00	10/18/10	414,476	(93,936)	320,540
Red Back Mining, Inc.	Put	2,000	17.00	10/18/10	224,603	(7,515)	217,088
Red Back Mining, Inc.	Put	1,000	21.00	10/18/10	115,943	(42,271)	73,672
Rio Tinto plc, Sponsored ADR	Put	1,000	40.00	1/24/11	283,411	(460,000)	(176,589)
Royal Gold, Inc.	Call	2,000	65.00	1/24/11	288,967	(200,000)	88,967
Royal Gold, Inc.	Call	2,000	65.00	7/19/10	291,492	—	291,492
Royal Gold, Inc.	Call	1,000	70.00	1/24/11	96,984	(60,000)	36,984
Royal Gold, Inc.	Call	1,000	60.00	10/18/10	106,998	(55,000)	51,998
Royal Gold, Inc.	Call	1,000	65.00	10/18/10	120,218	(20,000)	100,218
Royal Gold, Inc.	Put	3,500	35.00	7/19/10	466,989	—	466,989
Royal Gold, Inc.	Put	2,000	40.00	1/24/11	303,967	(430,000)	(126,033)
Royal Gold, Inc.	Put	1,000	40.00	7/19/10	224,887	(5,000)	219,887
Royal Gold, Inc.	Put	2,000	40.00	10/18/10	399,994	(200,000)	199,994
Seabridge Gold, Inc.	Call	400	35.00	8/23/10	71,659	(44,000)	27,659
Seabridge Gold, Inc.	Put	1,600	20.00	8/23/10	319,204	(16,000)	303,204
Seabridge Gold, Inc.	Put	1,000	17.50	8/23/10	129,498	—	129,498
Seabridge Gold, Inc.	Put	1,000	22.50	8/23/10	254,347	(30,000)	224,347
Seabridge Gold, Inc.	Put	2,000	25.00	11/22/10	325,334	(340,000)	(14,666)
SEMAFO, Inc.	Call	4,000	9.00	1/24/11	388,673	(338,171)	50,502
SEMAFO, Inc.	Call	2,000	9.00	10/18/10	138,563	—	138,563
SEMAFO, Inc.	Put	2,000	7.00	10/18/10	147,052	(84,543)	62,509
Silver Standard Resources, Inc.	Call	1,000	25.00	9/20/10	93,998	(5,000)	88,998
Silver Standard Resources, Inc.	Call	1,000	23.00	12/20/10	144,998	(70,000)	74,998
Silver Standard Resources, Inc.	Call	1,000	25.00	12/20/10	166,997	(40,000)	126,997
Silver Standard Resources, Inc.	Put	2,000	15.00	9/20/10	238,997	(100,000)	138,997
Silver Standard Resources, Inc.	Put	1,000	14.00	9/20/10	136,998	(30,000)	106,998
Silver Standard Resources, Inc.	Put	1,000	15.00	1/24/11	105,444	(115,000)	(9,556)
Silver Standard Resources, Inc.	Put	1,000	19.00	9/20/10	209,497	(205,000)	4,497
Silver Standard Resources, Inc.	Put	2,000	14.00	12/20/10	213,968	(140,000)	73,968
27 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Written Options: Continued

							Unrealized
		Number of	Exercise	Expiration	Premiums		Appreciation/
Description	Type	Contracts	Price	Date	Received	Value	(Depreciation)

Silver Standard Resources, Inc.	Put	2,000	$15.00	12/20/10	$243,982	$(200,000)	$43,982
Silver Wheaton Corp.	Call	3,000	20.00	9/20/10	312,046	(600,000)	(287,954)
Silver Wheaton Corp.	Call	1,000	25.00	9/20/10	106,138	(45,000)	61,138
Silver Wheaton Corp.	Call	1,000	25.00	12/20/10	168,787	(111,000)	57,787
Silver Wheaton Corp.	Put	2,000	12.50	1/24/11	233,997	(86,000)	147,997
Silver Wheaton Corp.	Put	2,000	17.50	1/24/11	276,107	(350,000)	(73,893)
Silver Wheaton Corp.	Put	2,000	12.00	9/20/10	223,997	(20,000)	203,997
Silver Wheaton Corp.	Put	1,000	13.00	9/20/10	108,999	(14,000)	94,999
Silver Wheaton Corp.	Put	1,000	16.00	9/20/10	111,878	(47,000)	64,878
Silver Wheaton Corp.	Put	1,000	15.00	1/24/11	149,507	(92,000)	57,507
Silver Wheaton Corp.	Put	1,000	15.00	9/20/10	230,247	(32,000)	198,247
Silver Wheaton Corp.	Put	2,000	15.00	12/20/10	250,236	(154,000)	96,236
Silver Wheaton Corp.	Put	1,000	18.00	12/20/10	134,094	(165,000)	(30,906)
Sociedad Quimica y Minera Chile SA, Sponsored ADR	Put	1,000	30.00	10/18/10	116,998	(135,000)	(18,002)
Southern Copper Corp.	Put	600	25.00	9/20/10	79,199	(114,000)	(34,801)
Stillwater Mining Co.	Put	1,000	12.50	1/24/11	221,982	(290,000)	(68,018)
Stillwater Mining Co.	Put	1,000	10.00	7/19/10	121,998	(20,000)	101,998
Stillwater Mining Co.	Put	1,000	10.00	1/24/11	116,984	(160,000)	(43,016)
Stillwater Mining Co.	Put	1,000	12.50	10/18/10	161,997	(235,000)	(73,003)
Teck Resources Ltd., Cl. B	Put	1,000	31.00	8/23/10	200,497	(345,000)	(144,503)
Teck Resources Ltd., Cl. B	Put	1,000	22.50	11/22/10	154,153	(157,000)	(2,847)
Thompson Creek Metals Co., Inc.	Put	1,000	12.50	9/20/10	124,498	(370,000)	(245,502)
Thompson Creek Metals Co., Inc.	Put	2,000	10.00	12/20/10	399,585	(410,000)	(10,415)
Vale SA, Sponsored ADR	Put	1,000	20.00	1/24/11	130,984	(156,000)	(25,016)
Vale SA, Sponsored ADR	Put	1,000	22.50	9/20/10	152,998	(117,000)	35,998
Vale SA, Sponsored ADR	Put	1,000	20.00	12/20/10	109,984	(131,000)	(21,016)
Yamana Gold, Inc.	Call	2,000	12.50	1/24/11	199,197	(130,000)	69,197
Yamana Gold, Inc.	Call	2,000	15.00	7/19/10	198,795	(4,000)	194,795
Yamana Gold, Inc.	Call	2,000	16.00	7/19/10	198,095	—	198,095
Yamana Gold, Inc.	Call	1,000	10.00	10/18/10	110,588	(117,000)	(6,412)
Yamana Gold, Inc.	Put	3,000	11.00	7/19/10	362,452	(255,000)	107,452
Yamana Gold, Inc.	Put	2,000	10.00	9/20/10	190,265	(78,905)	111,360
Yamana Gold, Inc.	Put	2,000	11.00	9/20/10	149,402	(140,905)	8,497
Yamana Gold, Inc.	Put	2,000	10.00	7/19/10	195,275	(52,000)	143,275
Yamana Gold, Inc.	Put	1,000	9.00	1/24/11	100,308	(81,000)	19,308
Yamana Gold, Inc.	Put	2,000	10.00	10/18/10	208,486	(160,000)	48,486

					$65,769,307	$(65,430,129)	$339,178

28 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF ASSETS AND LIABILITIES June 30, 2010

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,955,962,285)	$3,110,392,935
Affiliated companies (cost $202,528,340)	242,500,946

3,352,893,881
Cash	578,004
Cash—foreign currencies (cost $34)	34
Receivables and other assets:
Shares of beneficial interest sold	16,513,315
Investments sold	10,454,767
Dividends	499,920
Other	80,844

Total assets	3,381,020,765

Liabilities
Appreciated options written, at value (premiums received $41,808,407)	17,369,906
Depreciated options written, at value (premiums received $23,960,900)	48,060,223
Unrealized depreciation on foreign currency exchange contracts	2,368
Payables and other liabilities:
Investments purchased	19,300,999
Shares of beneficial interest redeemed	7,536,590
Foreign capital gains tax	2,034,530
Distribution and service plan fees	1,925,018
Transfer and shareholder servicing agent fees	520,703
Shareholder communications	247,919
Trustees’ compensation	174,093
Other	119,200

Total liabilities	97,291,549

Net Assets	$3,283,729,216

Composition of Net Assets
Paid-in capital	$2,355,934,238
Accumulated net investment loss	(48,623,645)
Accumulated net realized loss on investments and foreign currency transactions	(216,336,509)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,192,755,132

Net Assets	$3,283,729,216

29 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $2,500,204,843 and 62,620,677 shares of beneficial interest outstanding)	$39.93
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$42.37

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $149,227,866 and 3,900,581 shares of beneficial interest outstanding)	$38.26

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $476,835,580 and 12,536,114 shares of beneficial interest outstanding)	$38.04

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $157,460,927 and 4,049,627 shares of beneficial interest outstanding)	$38.88
See accompanying Notes to Financial Statements.

30 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF OPERATIONS For the Year Ended June 30, 2010

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $829,179)	$9,640,340
Affiliated companies	69,576
Interest	2,155
Other income	18,804

Total investment income	9,730,875

Expenses
Management fees	16,609,907
Distribution and service plan fees:
Class A	4,787,760
Class B	1,368,886
Class C	3,949,366
Class N	575,320

Transfer and shareholder servicing agent fees:
Class A	4,132,151
Class B	428,495
Class C	864,801
Class N	462,841

Shareholder communications:
Class A	431,307
Class B	39,106
Class C	68,549
Class N	13,201
Custodian fees and expenses	118,706
Trustees’ compensation	53,604
Other	176,732

Total expenses	34,080,732
Less waivers and reimbursements of expenses	(98,557)

Net expenses	33,982,175

Net Investment Loss	(24,251,300)

31 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain
Net realized gain on:
Investments:
Unaffiliated companies (including premiums on options exercised)	$111,913,164
Affiliated companies	13,312,770
Closing and expiration of option contracts written	50,151,935
Foreign currency transactions	8,488,731

Net realized gain	183,866,600

Net change in unrealized appreciation/depreciation on:
Investments (net of foreign capital gains tax of $2,034,530)	865,083,636
Translation of assets and liabilities denominated in foreign currencies	30,305,210
Option contracts written	(6,226,601)

Net change in unrealized appreciation/depreciation	889,162,245

Net Increase in Net Assets Resulting from Operations	$1,048,777,545

See accompanying Notes to Financial Statements.

32 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended June 30,	2010	2009

Operations
Net investment income (loss)	$(24,251,300)	$50,854,189
Net realized gain (loss)	183,866,600	(362,103,501)
Net change in unrealized appreciation/depreciation	889,162,245	(411,671,276)

Net increase (decrease) in net assets resulting from operations	1,048,777,545	(722,920,588)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(36,702,302)	(23,142,092)
Class B	(1,742,266)	(935,955)
Class C	(5,719,690)	(2,767,979)
Class N	(1,969,041)	(1,005,942)

	(46,133,299)	(27,851,968)
Distributions from net realized gain:
Class A	—	(21,186,688)
Class B	—	(1,936,658)
Class C	—	(4,816,438)
Class N	—	(1,009,406)

	—	(28,949,190)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	303,117,520	88,571,450
Class B	(16,653,434)	(9,348,148)
Class C	39,091,497	2,253,801
Class N	43,300,687	21,328,602

	368,856,270	102,805,705

Net Assets
Total increase (decrease)	1,371,500,516	(676,916,041)
Beginning of period	1,912,228,700	2,589,144,741

End of period (including accumulated net investment loss of $48,623,645 and $4,856,479, respectively)	$3,283,729,216	$1,912,228,700

See accompanying Notes to Financial Statements.

33 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended June 30,	2010	2009		2008		2007	2006

Per Share Operating Data
Net asset value, beginning of period	$26.21	$38.79		$31.81		$29.15	$18.27

Income (loss) from investment operations:
Net investment income (loss)[1]	(.26)	.78	[2]	(.09)		(.08)	(.06)
Net realized and unrealized gain (loss)	14.65	(12.42)		9.31		7.22	12.12

Total from investment operations	14.39	(11.64)		9.22		7.14	12.06

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.67)	(.49)		(.76)		(.16)	—
Distributions from net realized gain	—	(.45)		(1.48)		(4.32)	(1.18)

Total dividends and/or distributions to shareholders	(.67)	(.94)		(2.24)		(4.48)	(1.18)

Net asset value, end of period	$39.93	$26.21		$38.79		$31.81	$29.15

Total Return, at Net Asset Value[3]	55.18%	(28.29)%		29.43%		25.97%	68.01%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,500,205	$1,439,082		$1,919,047		$1,003,705	$582,745

Average net assets (in thousands)	$1,983,223	$1,184,093		$1,518,510		$752,592	$390,347

Ratios to average net assets:[4]
Net investment income (loss)	(0.74)%	3.35	% [2]	(0.24)%		(0.26)%	(0.26)%
Total expenses	1.12%[5]	1.20	% [5]	1.06	% [5]	1.10%[5]	1.18%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.12%	1.19%		1.06%		1.10%	1.18%

Portfolio turnover rate	20%	81%		45%		46%	152%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Net investment income per share and the net investment income ratio include $0.67 and 2.89%, respectively, resulting from a special dividend from Anglo Ferrous Brazil SA in July 2008.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended June 30, 2010	1.12%
Year Ended June 30, 2009	1.20%
Year Ended June 30, 2008	1.06%
Year Ended June 30, 2007	1.10%
See accompanying Notes to Financial Statements.

34 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Class B Year Ended June 30,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$25.17	$37.00	$30.44	$28.13	$17.80

Income (loss) from investment operations:
Net investment income (loss)[1]	(.54)	.62 [2]	(.36)	(.30)	(.25)
Net realized and unrealized gain (loss)	14.06	(11.78)	8.90	6.93	11.76

Total from investment operations	13.52	(11.16)	8.54	6.63	11.51

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.43)	(.22)	(.50)	—	—
Distributions from net realized gain	—	(.45)	(1.48)	(4.32)	(1.18)

Total dividends and/or distributions to shareholders	(.43)	(.67)	(1.98)	(4.32)	(1.18)

Net asset value, end of period	$38.26	$25.17	$37.00	$30.44	$28.13

Total Return, at Net Asset Value[3]	53.86%	(28.91)%	28.44%	24.97%	66.67%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$149,228	$111,935	$176,880	$138,568	$104,543

Average net assets (in thousands)	$137,358	$101,129	$167,286	$121,560	$81,043

Ratios to average net assets:[4]
Net investment income (loss)	(1.61)%	2.79%[2]	(1.03)%	(1.05)%	(1.06)%
Total expenses	1.98%[5]	2.09%[5]	1.86%[5]	1.90%[5]	2.00%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.98%	2.03%	1.86%	1.90%	1.99%

Portfolio turnover rate	20%	81%	45%	46%	152%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Net investment income per share and the net investment income ratio include $0.65 and 2.89%, respectively, resulting from a special dividend from Anglo Ferrous Brazil SA in July 2008.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended June 30, 2010	1.98%
Year Ended June 30, 2009	2.09%
Year Ended June 30, 2008	1.86%
Year Ended June 30, 2007	1.90%
See accompanying Notes to Financial Statements.

35 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended June 30,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$25.05	$36.89	$30.41	$28.10	$17.77

Income (loss) from investment operations:
Net investment income (loss)[1]	(.50)	.61 [2]	(.35)	(.30)	(.24)
Net realized and unrealized gain (loss)	13.98	(11.74)	8.88	6.93	11.75

Total from investment operations	13.48	(11.13)	8.53	6.63	11.51

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.49)	(.26)	(.57)	—	—
Distributions from net realized gain	—	(.45)	(1.48)	(4.32)	(1.18)

Total dividends and/or distributions to shareholders	(.49)	(.71)	(2.05)	(4.32)	(1.18)

Net asset value, end of period	$38.04	$25.05	$36.89	$30.41	$28.10

Total Return, at Net Asset Value[3]	53.98%	(28.84)%	28.45%	25.00%	66.79%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$476,835	$288,407	$422,169	$228,513	$138,279

Average net assets (in thousands)	$396,328	$252,930	$343,807	$174,909	$92,491

Ratios to average net assets:[4]
Net investment income (loss)	(1.51)%	2.76%[2]	(1.00)%	(1.03)%	(1.00)%
Total expenses	1.88%[5]	1.98%[5]	1.82%[5]	1.87%[5]	1.92%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.88%	1.96%	1.82%	1.87%	1.91%

Portfolio turnover rate	20%	81%	45%	46%	152%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Net investment income per share and the net investment income ratio include $0.64 and 2.89%, respectively, resulting from a special dividend from Anglo Ferrous Brazil SA in July 2008.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended June 30, 2010	1.88%
Year Ended June 30, 2009	1.98%
Year Ended June 30, 2008	1.82%
Year Ended June 30, 2007	1.87%
See accompanying Notes to Financial Statements.

36 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Class N Year Ended June 30,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$25.58	$37.94	$31.18	$28.68	$18.03

Income (loss) from investment operations:
Net investment income (loss)[1]	(.39)	.57 [2]	(.21)	(.17)	(.13)
Net realized and unrealized gain (loss)	14.30	(12.04)	9.13	7.08	11.96

Total from investment operations	13.91	(11.47)	8.92	6.91	11.83

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.61)	(.44)	(.68)	(.09)	—
Distributions from net realized gain	—	(.45)	(1.48)	(4.32)	(1.18)

Total dividends and/or distributions to shareholders	(.61)	(.89)	(2.16)	(4.41)	(1.18)

Net asset value, end of period	$38.88	$25.58	$37.94	$31.18	$28.68

Total Return, at Net Asset Value[3]	54.60%	(28.55)%	29.04%	25.52%	67.62%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$157,461	$72,805	$71,049	$29,063	$18,112

Average net assets (in thousands)	$115,927	$54,016	$49,137	$22,412	$10,956

Ratios to average net assets:[4]
Net investment income (loss)	(1.12)%	2.55%[2]	(0.59)%	(0.57)%	(0.53)%
Total expenses	1.55%[5]	1.63%[5]	1.39%[5]	1.41%[5]	1.44%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.49%	1.52%	1.39%	1.41%	1.44%

Portfolio turnover rate	20%	81%	45%	46%	152%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Net investment income per share and the net investment income ratio include $0.65 and 2.89%, respectively, resulting from a special dividend from Anglo Ferrous Brazil SA in July 2008.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended June 30, 2010	1.55%
Year Ended June 30, 2009	1.63%
Year Ended June 30, 2008	1.39%
Year Ended June 30, 2007	1.41%
See accompanying Notes to Financial Statements.

37 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Gold & Special Minerals Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. Prior to January 1, 2009, the Fund assessed a 2% fee on the proceeds of fund shares that were redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The fee, which was retained by the Fund, is accounted for as an addition to paid-in capital.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price
38 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment
39 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
40 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4,5,6]	Tax Purpose
| | |
$165,522,335	$—	$215,544,825	$977,979,682

1.	As of June 30, 2010, the Fund had $212,935,676 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of June 30, 2010, details of the capital loss carryforwards were as follows:

Expiring

2017	$78,169,438
2018	134,766,238

Total	$212,935,676

2.	The Fund had $172,991 of post-October foreign currency losses which were deferred.

3.	The Fund had $2,202,370 of post-October passive foreign investment company losses which were deferred.

4.	The Fund had $233,788 of straddle losses which were deferred.

5.	During the fiscal year ended June 30, 2010, the Fund did not utilize any capital loss carryforward.

6.	During the fiscal year ended June 30, 2009, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for June 30, 2010. Net assets of the Fund were unaffected by the reclassifications.

Reduction	Increase to
to Accumulated	Accumulated Net
Net Investment	Realized Loss
Loss	on Investments

$26,617,433	$26,617,433
The tax character of distributions paid during the years ended June 30, 2010 and June 30, 2009 was as follows:

	Year Ended	Year Ended
	June 30, 2010	June 30, 2009

Distributions paid from:
Ordinary income	$46,133,299	$46,127,481
Long-term capital gain	—	10,673,677

Total	$46,133,299	$56,801,158

41 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,373,268,442
Federal tax cost of other investments	(65,684,868)

Total federal tax cost	$2,307,583,574

Gross unrealized appreciation	$1,102,112,634
Gross unrealized depreciation	(124,132,952)

Net unrealized appreciation	$977,979,682

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.
Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended June 30, 2010, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$8,963
Payments Made to Retired Trustees	11,633
Accumulated Liability as of June 30, 2010	96,383
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment
42 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
43 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended June 30, 2010		Year Ended June 30, 2009
	Shares	Amount	Shares	Amount

Class A
Sold	27,467,689	$989,353,603	33,154,564	$743,638,559
Dividends and/or distributions reinvested	757,136	27,431,017	2,355,735	35,877,847
Redeemed	(20,507,097)	(713,667,100)	(30,079,819)	(690,944,956)[1]

Net increase	7,717,728	$303,117,520	5,430,480	$88,571,450

Class B
Sold	1,211,107	$41,115,347	1,602,860	$35,420,207
Dividends and/or distributions reinvested	43,785	1,527,229	169,873	2,497,284
Redeemed	(1,800,604)	(59,296,010)	(2,107,611)	(47,265,639)[1]

Net decrease	(545,712)	$(16,653,434)	(334,878)	$(9,348,148)

Class C
Sold	4,561,750	$155,798,017	4,361,410	$97,215,216
Dividends and/or distributions reinvested	130,651	4,528,353	408,387	5,970,615
Redeemed	(3,670,109)	(121,234,873)	(4,698,721)	(100,932,030)[1]

Net increase	1,022,292	$39,091,497	71,076	$2,253,801

Class N
Sold	2,652,297	$92,701,070	2,266,270	$51,247,003
Dividends and/or distributions reinvested	49,388	1,746,345	121,590	1,810,473
Redeemed	(1,497,608)	(51,146,728)	(1,415,154)	(31,728,874)[1]

Net increase	1,204,077	$43,300,687	972,706	$21,328,602

1.	Net of redemption fees of $122,336, $10,448, $26,132 and $5,581 for Class A, Class B, Class C and Class N, respectively.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended June 30, 2010, were as follows:

	Purchases	Sales

Investment securities	$925,088,689	$523,839,801
44 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule Oct. 1, 2009 to June 30, 2010

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $2.2 billion	0.60
Next $1 billion	0.59
Over $4 billion	0.58

Fee Schedule July 1, 2009 to Sep. 30, 2009

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $3.2 billion	0.60
Over $4 billion	0.58
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended June 30, 2010, the Fund paid $5,639,235 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior
45 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2010 were as follows:

Class B	$1,344,440
Class C	5,086,557
Class N	1,464,116
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

June 30, 2010	$1,001,001	$1,401	$356,396	$84,243	$5,516
Waivers and Reimbursements of Expenses. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
During the year ended June 30, 2010, OFS waived transfer and shareholder servicing agent fees as follows:

Class B	$641
Class N	65,843
The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended June 30, 2010, the Manager waived fees and/or reimbursed the Fund $32,073 for IMMF management fees.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange
46 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
47 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty.
Credit Related Contingent Features. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s ISDA master agreements which govern certain positions in swaps,
48 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
Valuations of derivative instruments as of June 30, 2010 are as follows:

	Liability Derivatives
Derivatives not
Accounted for as	Statement of Assets
Hedging Instruments	and Liabilities Location	Value

Equity contracts	Appreciated options written, at value	$17,369,906
Equity contracts	Depreciated options written, at value	48,060,223

Total		$65,430,129

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Investments
	from unaffiliated	Closing and
	companies	expiration of
Derivatives not	(including premiums	option
Accounted for as	on options	contracts
Hedging Instruments	exercised)*	written	Total

Equity contracts	$5,051,144	$50,151,935	$55,203,079

*	Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives not		Option
Accounted for as		contracts
Hedging Instruments	Investments*	written	Total

Equity contracts	$(35,800)	$(6,226,601)	$(6,262,401)

*	Includes purchased option contracts and purchased swaption contracts, if any.
Foreign Currency Exchange Contracts
The Fund may enter into current and forward foreign currency exchange contracts for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Foreign currency exchange contracts, if any, are reported on a schedule following the Statement of Investments. These contracts will be valued daily based upon the closing prices of the currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities
49 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received.
Option Activity
The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.
     Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.
     The Fund has written put options on individual equity securities and, or, equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The Fund has written covered call options on individual equity securities and, or, equity indexes to decrease exposure to equity risk. A written covered call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     The Fund has purchased call options on individual equity securities and, or, equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The Fund has purchased put options on individual equity securities and, or, equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.
50 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

     Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.
Written option activity for the year ended June 30, 2010 was as follows:

	Call Options		Put Options
	Number of	Amount of	Number of	Amount of
	Contracts	Premiums	Contracts	Premiums

Options outstanding as of June 30, 2009	23,400	$3,501,425	83,100	$14,903,854
Options written	287,300	36,729,253	475,100	65,956,466
Options closed or expired	(111,840)	(15,828,829)	(216,600)	(35,173,862)
Options exercised	(15,460)	(1,829,496)	(19,000)	(2,489,504)

Options outstanding as of June 30, 2010	183,400	$22,572,353	322,600	$43,196,954

6. Restricted Securities
As of June 30, 2010, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
7. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
8. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
51 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS Continued
8. Pending Litigation Continued
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     The Distributor and another subsidiary of the Manager have been named as defendants in a putative class action filed in federal court in 2010. The plaintiff, a participant in the State of Texas’ college savings plan, asserts on behalf of all persons who invested in qualified 529 plans managed by these subsidiaries of the Manager and which held investments in a certain mutual fund managed by the Manager and distributed by the Distributor. Plaintiff alleges causes of action for “improper investments,” “breach of fiduciary duty,” and “punitive damages” arising from that fund’s investments in 2008 and 2009.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff “). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     In March 2010, what is claimed to be a derivative action on behalf of the Fund was filed in federal district court against the Distributor and several of the Fund’s current and retired Trustees. The suit alleges that asset-based payments made under the Fund’s 12b-1 Plans or by the Distributor to broker dealers with respect to shares of the Fund held in accounts of the broker-dealers for their customers are impermissible. The plaintiffs seek termination of such payments, restitution and unspecified damages from the Fund’s Trustees, other equitable relief and an award of attorneys’ fees and litigation expenses.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
52 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Gold & Special Minerals Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Gold & Special Minerals Fund, including the statement of investments, as of June 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Gold & Special Minerals Fund as of June 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
August 17, 2010
53 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2010, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2009. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Dividends, if any, paid by the Fund during the fiscal year ended June 30, 2010 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 0.70% to arrive at the amount eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended June 30, 2010 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $8,869,682 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2010, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended June 30, 2010, the maximum amount allowable but not less than $1,790 or 0.00% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.
     The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $777,893 of foreign income taxes were paid by the Fund during the fiscal year ended June 30, 2010. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.
     Gross income of the maximum amount allowable but not less than $8,484,510 was derived from sources within foreign countries or possessions of the United States.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
54 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
55 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Age: 67	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Age: 70	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
56 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
Matthew P. Fink, Trustee (since 2005) Age: 69	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 1999) Age: 71	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences (since 2000); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Age: 67	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 58 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Age: 58	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary Ann Tynan, Trustee (since 2008) Age: 64	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospitals) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington
57 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
Mary Ann Tynan, Continued	Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 58 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2005) Age: 69	Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2005) Age: 62	Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Li, Glavin, Keffer and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Shanquan Li, Vice President and Portfolio Manager (since 1997) Age: 55	Vice President of the Manager (since November 1998). An officer of 1 portfolio in the OppenheimerFunds complex.

William F. Glavin, Jr., President and Principal Executive Officer (since 2009) Age: 51	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003- March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of
58 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
William F. Glavin, Jr., Continued	Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 65 portfolios as a Trustee/Director and 96 portfolios as an Officer in the OppenheimerFunds complex.

Thomas W. Keffer, Vice President and Chief Business Officer (since 2009) Age: 55	Senior Vice President of the Manager (since March 1997); Director of Investment Brand Management (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 59	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 96 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 50	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. (since May 2000), OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 96 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Secretary (since 2001) Age: 61	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of
59 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
Robert G. Zack, Continued	OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985- December 2003). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.525.7048.
60 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firms	KPMG llp

Legal Counsel	Kramer Levin Naftalis & Frankel LLP
©2010 OppenheimerFunds, Inc. All rights reserved.
61 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
62 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at www.oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at www.oppenheimerfunds.com or call us at 1.800.525.7048.
63 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $42,800 in fiscal 2010 and $42,800 in fiscal 2009.
(b) Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $225,900 in fiscal 2010 and $271,540 in fiscal 2009 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews and professional services relating to FIN 45, FAS 157 and capital accumulation plan.
(c) Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $11,048 in fiscal 2010 and $7,250 in fiscal 2009.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d) All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $236,948 in fiscal 2010 and $278,790 in fiscal 2009 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.

a) Not applicable.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.
2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”
5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 06/30/2010, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Gold & Special Minerals Fund

By:	/s/ William F. Glavin, Jr.

William F. Glavin, Jr.
Principal Executive Officer
Date: 08/09/2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.

William F. Glavin, Jr.
Principal Executive Officer
Date: 08/09/2010

By:	/s/ Brian W. Wixted

Brian W. Wixted
Principal Financial Officer
Date: 08/09/2010